EXHIBIT 10.2


                   Exchange and Registration Rights Agreement


                  This Exchange and Registration Rights Agreement (this "Agreement") dated as of April 26, 1999 among Iron Mountain Incorporated (the "Company"), a Delaware corporation, the Company's subsidiaries a party hereto (the "Guarantors") and Bear, Stearns & Co. Inc. (the "Representative") on behalf of itself and the other Initial Purchasers (the "Initial Purchasers") signatories hereto, which Initial Purchasers have agreed to purchase from the Company $150,000,000 in aggregate principal amount of the Company's 8 1/4% Senior Subordinated Notes due 2011 (the "Notes") pursuant to the Purchase Agreement (as defined below).

                  This Agreement is made pursuant to the Purchase Agreement, dated as of April 19, 1999 (the "Purchase Agreement"), among the Company, the Guarantors, the Representative and each of the other Initial Purchasers. The Notes will be issued pursuant to an Indenture (the "Indenture") to be dated as of April 26, 1999 between the Company, the Guarantors and The Bank of New York, as trustee (the "Trustee"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Notes and the Registered Notes (as herein defined), as follows:

Section 1.        Certain Defined Terms.

                  (a) As used in this Agreement, the following capitalized terms shall have the following meanings:

                  "Broker-Dealer" means any broker or dealer registered under the Exchange Act.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which the banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Consummate"  means,  with  respect to a  Registered  Exchange
         Offer, (i) the filing and declaration of effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Registered Notes to be issued in the Registered Exchange Offer,
         (ii) maintaining the continuous effectiveness of such Exchange Offer Registration Statement and keeping the Registered Exchange Offer open for a period of not less than 20 Business Days after the date of the mailing of the Prospectus pursuant to Section 2(d)(i) hereof and (iii) the delivery by the Company to the Registrar under the Indenture of the Registered Notes in the same aggregate principal amount as the aggregate principal amount of the Notes that were duly tendered by Holders thereof pursuant to the Registered Exchange Offer, and "Consummated" or "Consummation" shall have a correlative meaning.



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                  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Exchange Offer Registration Statement" means a registration statement (together with the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and materials incorporated by reference therein) with respect to the Registered Exchange Offer.

                  "Holder" means any Person who is the registered or beneficial owner of the Notes or the Registered Notes, as the case may be.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Person" means an individual, partnership, corporation, joint stock company, joint venture, trust, unincorporated organization or a government, agency or political subdivision thereof, firm or other entity.

                  "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented, including, without limitation, by any post-effective amendments thereto, and all material incorporated by reference into such prospectus.

                  "Registration Statement" means the Exchange Offer Registration Statement or the Shelf Registration Statement, as the context requires.

                  "Securities Act" means the United States Securities Act of 1933, as amended.

                  "Shelf Registration Statement" means a registration statement filed for a delayed or continuous period pursuant to Rule 415 or any similar rule that may be adopted by the Commission under the Securities Act (together with the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and materials incorporated by reference therein) with respect to a Shelf Registration.

                  "TIA" means the United States Trust Indenture Act of 1939, as amended and in effect on the date of the Indenture.

                  "Transfer Restricted Securities" means each Note and each Registered Note, the Holder of which is subject to prospectus delivery requirements of the Securities Act in order to sell such Note or Registered Note, until the occurrence of any of the following events:

                           (i) the first date on which such Note may be exchanged for a Registered Note in the Registered Exchange Offer, if following such exchange such Holder would be entitled to resell such Registered Note to the public without complying with the prospectus delivery requirements of the Securities Act;

                           (ii) the date on which such Note has been  registered
                  pursuant to an effective Shelf Registration Statement under the Securities Act and disposed of in

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                  accordance  with the  "Plan of  Distribution"  section  of the
                  Prospectus contained in such Shelf Registration Statement;

                           (iii) the date on which such Note is sold to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein); or

                           (iv) such Note or  Registered  Note,  as the case may
                  be, shall have ceased to be outstanding.

                  (b) Each of the following terms is defined in the Section set forth opposite such term:

                  Term                                               Section
                  ----                                               -------
                  Agent                                              10(h)
                  Agreement                                          Preamble
                  Company                                            Preamble
                  Indemnified Holder                                 7(a)
                  Indenture                                          Preamble
                  Initial Purchasers                                 Preamble
                  Interest Rate Increase                             8
                  Issue Date                                         2(a)(i)
                  Losses                                             7(a)
                  Notes                                              Preamble
                  Participating Broker-Dealer                        4(a)
                  Purchase Agreement                                 Preamble
                  Registered Exchange Offer                          2(a)
                  Registered Notes                                   2(a)
                  Registration Default                               8
                  Representative                                     Preamble
                  Shelf Registration                                 3(a)
                  Trustee                                            Preamble

Section 2.        Registered Exchange Offer.

                  (a) The Company and the Guarantors shall:

                           (i) prepare and, not later than 75 calendar days after the Issue Date (as defined in the Indenture), use their best efforts to file with the Commission an Exchange Offer Registration Statement on an appropriate form under the Securities Act with respect to a proposed offer to exchange (the "Registered Exchange Offer") any and all of the outstanding Notes (including, if permitted by the then prevailing interpretations of the staff of the Commission, any Notes held by any of the Initial Purchasers having the status of an unsold allotment in the initial distribution) for a like aggregate principal amount of the Company's 8 1/4%

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                  Senior   Subordinated   Notes  due  2011   guaranteed  by  the
                  Guarantors (the "Registered Notes");

                           (ii) unless it would be a violation of applicable law
                  or Commission staff interpretation, use their best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act as soon as practicable thereafter, but in no event later than 180 calendar days after the Issue Date, and to keep the Exchange Offer Registration Statement effective for a period of 180 calendar days after the Consummation of the Registered Exchange Offer;

                           (iii) in  connection  with the  foregoing,  use their
                  best efforts to file (A) all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective and (B) cause all necessary filings, if any, in connection with the registration and qualification of the Registered Notes to be made under the "blue sky" laws of such jurisdictions as are necessary to permit Consummation of the Registered Exchange Offer except that in no event shall the Company or the Guarantors be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or to take any other action that would subject it or them to service of process in suits in any jurisdiction other than those arising out of the offering or sale of the Notes in such jurisdiction pursuant to such Exchange Offer Registration Statement; and

                           (iv) upon the  effectiveness  of the  Exchange  Offer
                  Registration Statement, promptly commence the Registered Exchange Offer to enable each Holder of the Notes (other than Holders who are affiliates of the Company (within the meaning of the Securities Act) or underwriters (as defined in the Securities Act) with respect to the Registered Notes) to exchange the Notes for Registered Notes.

                  The Company and the Guarantors shall cause the Exchange Offer Registration Statement and the related Prospectus, as of the effective date of such Exchange Offer Registration Statement, (i) to comply with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (b) The Company and the Guarantors shall cause the Registered Exchange Offer to be consummated in compliance with the Securities Act, the Exchange Act and all other applicable laws and regulations. No securities other than the Registered Notes shall be included in the Exchange Offer Registration Statement. The Company and the Guarantors shall use their best efforts to cause the Registered Exchange Offer to be Consummated no later than 30 calendar days (or longer if required by applicable law) after the effective date of the Exchange Offer Registration Statement. The Registered Exchange Offer shall be on an appropriate form under the Securities Act as to permit resales of Registered Notes by delivering the Prospectus contained in the Exchange Offer Registration Statement.

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

                  (c) The  Company  and the  Guarantors  shall  use  their  best efforts to keep the Exchange Offer Registration Statement continuously effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for a period of up to 180 calendar days after the Consummation of the Registered Exchange Offer (or such longer period if extended pursuant to Section 4(c)(ix)).

                  (d) In connection with the Registered Exchange Offer, the Company and the Guarantors shall:

                           (i) mail,  or cause to be mailed,  to each  Holder of
                  the Notes a copy of the Prospectus forming a part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                           (ii) keep the  Registered  Exchange  Offer open for a
                  period of not less than 20 Business Days after the date notice thereof is mailed to the Holders of the Notes (or longer if required by applicable law);

                           (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

                           (iv) permit Holders of the Notes to withdraw tendered
                  Notes at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer shall remain open (the "Exchange Date").

                  (e) As soon as practicable after the Exchange Date, the Company and the Guarantors shall:

                           (i) accept for exchange  all Notes duly  tendered and
                  not  validly  withdrawn  pursuant to the  Registered  Exchange
                  Offer;

                           (ii) deliver or cause to be delivered to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Company;

                           (iii) execute and deliver to, or cause to be delivered to, the Trustee for authentication and delivery, Registered Notes in an aggregate principal amount equal to the aggregate principal amount of the Notes so accepted for exchange; and

                           (iv) cause the  Trustee to  authenticate  and deliver
                  promptly to each Holder of the Notes accepted for exchange, Registered Notes having an aggregate principal amount at maturity equal to the aggregate principal amount at maturity of the Notes surrendered by such Holder and accepted for exchange.

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Section 3.        Shelf Registration.

                  (a)      If:

                           (i) because of any change in law or in then prevailing interpretations of the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer as contemplated by Section 2 hereof or Holders of the Notes (other than Holders who would not be permitted to participate in the Registered Exchange Offer) would not receive freely tradeable Registered Notes upon the Consummation of the Registered Exchange Offer, other than as the result of such holder being an affiliate of the company,

                           (ii) the Registered Exchange Offer is not Consummated
                  within the earlier of 210 calendar days after the Issue Date and 30 calendar days (or longer if required by applicable law) after the date the Exchange Offer Registration Statement is declared effective by the Commission, or

                           (iii) the  Representative so requests with respect to
                  Notes acquired and held by the Initial Purchasers as part of their initial distribution,

         the Company and the Guarantors shall take the following actions:

                                    (A)  After  the  occurrence  of  one  of the
                           events described in 3(a)(i), (ii) or (iii), the Company and the Guarantors shall use their best efforts to prepare and file with the Commission as promptly as practicable a Shelf Registration Statement on an appropriate form under the Securities Act relating to the offer and sale by the Holders of the Notes in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (a "Shelf Registration") and use their best efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable after such filing but in no event later than 90 calendar days after the occurrence of one of the events described in 3(a)(i), (ii) or (iii); provided that, with respect to Notes acquired and held by the Initial Purchasers as part of an unsold allotment in the initial distribution, the Company and the Guarantors, at their option, may, if permitted by then-current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of its obligations under Section 3(a)(iii) with respect thereto; and

                                    (B) The  Company  and the  Guarantors  shall
                           keep the Shelf Registration Statement continuously effective, and agrees to amend or supplement the prospectus contained therein (and use their best efforts to cause any such amendment to become and remain effective) in order to permit the prospectus included therein to be available for resales of, and lawfully delivered by the Holders of, the Notes covered thereby, until the

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                           earliest of (x) the second  anniversary  of the Issue
                           Date (or for such longer period if extended pursuant to Section 4(i)(ix)), (y) such time as all the Notes covered by such Shelf Registration Statement have been sold pursuant thereto or (z) the date on which all persons that are not affiliates may resell the Notes pursuant to Rule 144(k) under the Securities Act or the date on which the Notes otherwise cease to be Transfer Restricted Securities.

                  (b) The Company and the Guarantors shall cause any Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such Shelf Registration Statement, amendment or supplement, (i) to comply with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading.

Section 4.        Registration Procedures.

                  (a)  Registered   Exchange   Offer.  In  connection  with  the
         Registered Exchange Offer:

                           (i) the Company and the Guarantors  shall comply with
                  all of the provisions of Section 4(c) (other than those that are not applicable);

                           (ii) prior to  effectiveness  of the  Exchange  Offer
                  Registration Statement, the Company shall make the following representations (in substantially the form set forth below) to the staff of the Commission:

                                    (A)  that the  Company  is  registering  the
                           Registered Notes and the Registered Exchange Offer in reliance on the position of the staff of the Commission enunciated in "Exxon Capital Holdings Corporation" SEC No-Action Letter (the "Exxon Capital Letter") (available May 13, 1988), "Morgan Stanley and Co., Inc." SEC No-Action Letter (available June 5, 1991), and "Shearman & Sterling" SEC No-Action Letter (available July 2, 1993); and

                                    (B) that the Company  has not  entered  into
                           any arrangement or understanding with any person to distribute the Registered Notes to be received in the Registered Exchange Offer and that, to the best of the Company's information and belief, each Person participating in the Registered Exchange Offer is acquiring the Registered Notes in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Registered Notes to be received in the Registered Exchange Offer. In this regard, the Company will make each person participating in the Registered Exchange Offer aware (through the Prospectus included in the Exchange Offer

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                           Registration  Statement or  otherwise)  that,  if the
                           Registered Notes and the Registered Exchange Offer are being registered for the purpose of secondary resales of the Registered Notes, any Holder using the
                           Registered   Exchange   Offer  to  participate  in  a
                           distribution of the Registered Notes (1) could not rely on the staff position enunciated in the Exxon Capital Letter or similar letters and (2) must comply
                           with    registration    and    prospectus    delivery
                           requirements of the Securities Act in connection with any secondary resale transaction of the Registered Notes. The Company acknowledges that such a secondary resale transaction should be covered by an effective
                           registration   statement   containing   the   selling
                           security holder information required by Item 507 of Regulation S-K;

                           (iii) the Company  will require each Holder that is a
                  Broker-Dealer and that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Notes acquired for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), to include a representation in such Participating Broker-Dealer's letter of transmittal with respect to the Registered Exchange Offer that such Participating Broker-Dealer has not entered into any arrangement or understanding with the Company or any affiliate of the Company to distribute the Registered Notes; and

                           (iv)  the   Company   (1)  will  make   each   Person
                  participating in the Registered Exchange Offer aware (through the prospectus included in the Exchange Offer Registration Statement or otherwise) that any Broker-Dealer who holds Notes acquired for its own account as a result of market-making activities or other trading activities, and who receives Registered Notes in exchange for such Notes pursuant to the Registered Exchange Offer, may be a statutory underwriter and in connection with any resale of such Registered Notes must deliver a Prospectus meeting the requirements of the Securities Act and describing the methods by which Participating Broker-Dealers may resell such Registered Notes, and (2) will include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Registered Exchange Offer the following additional provision:

                                    "If  the   undersigned  is  a  broker-dealer
                                    holding  Notes  acquired for its own account
                                    as a result of  market-making  activities or
                                    other trading  activities,  the  undersigned
                                    hereby  acknowledges  that it will deliver a
                                    prospectus  meeting the  requirements of the
                                    Securities Act in connection with any resale
                                    of Registered  Notes  received in respect of
                                    such  Notes   pursuant  to  the   Registered
                                    Exchange Offer"

                  and the transmittal letter or similar documentation may also include a statement to the effect that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act;

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                           (v)  as a  condition  to  its  participation  in  the
                  Registered Exchange Offer pursuant to the terms of this Agreement, each Holder of the Notes who tenders such Notes pursuant to the Registered Exchange Offer shall furnish a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that by accepting the Registered Exchange Offer, such Holder represents to the Company that:

                                    (A) it is not an  affiliate  of the  Company
                           (within the meaning of the Securities Act);

                                    (B) it is not engaged in and does not intend
                           to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Registered Notes to be issued in the Registered Exchange Offer;

                                    (C) it is acquiring the Registered  Notes in
                           its ordinary course of business; and

                                    (D) if it is a  Participating  Broker-Dealer
                           holding Notes acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Registered Notes received in respect of such Notes pursuant to the Registered Exchange Offer;

                  and the transmittal letter or similar documentation may also include a statement to the effect that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; and

                           (vi) the Company shall include  within the Prospectus
                  contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," in form and substance reasonably acceptable to the Representative, which shall contain:

                                    (A) a statement  substantially to the effect
                           that any Broker-Dealer and any Holder using the Registered Exchange Offer to participate in a distribution of the Registered Notes to be acquired in the Registered Exchange Offer:

                                            (I)  could   not  under   Commission
                                    policy  as in  effect  on the  date  of this
                                    Agreement   rely  on  the  position  of  the
                                    Commission  enunciated in Morgan Stanley and
                                    Co. Inc.  (available June 5, 1991) and Exxon
                                    Capital Holdings Corporation  (available May
                                    13,   1988),    as    interpreted   in   the
                                    Commission's  letter to  Shearman & Sterling
                                    (available   July  2,  1993),   and  similar
                                    no-action letters, and

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                                            (II)    must    comply    with   the
                                    registration    and   prospectus    delivery
                                    requirements   of  the   Securities  Act  in
                                    connection    with   a   secondary    resale
                                    transaction of the Registered Notes and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K; and

                                    (B) a  summary  statement  of the  positions
                           taken or policies made by the Staff of the Commission with respect to the potential "underwriter" status of any Participating Broker-Dealer.

                  Such "Plan of Distribution" section shall also allow the use of the Prospectus by Participating Broker-Dealers for a period of 180 calendar days from the Consummation of the Exchange Offer, or such shorter period as will terminate when all the Notes acquired by Participating Broker-Dealers have been exchanged for the Registered Notes and resold by such broker-dealers, and include a statement to the effect that any Broker-Dealer who holds Notes acquired for its own account as a result of market-making activities or other trading activities, and who receives Registered Notes in exchange for such Notes pursuant to the Registered Exchange Offer, may be a statutory underwriter and must deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Registered Notes and that any profit or commissions received by such Broker-Dealer may be deemed to be underwriting compensation under the Securities Act, and describing the means by which Participating Broker-Dealers may resell the Registered Notes. The "Plan of
Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement shall not name any such Participating Broker-Dealer or disclose the amount of Notes held by any such Participating Broker-Dealer except to the extent required by Commission policy.

                  (b) Shelf Registration Statement. In connection with any Shelf Registration Statement, the Company and the Guarantors shall comply with all the provisions of Section 4(c) (other than those that are not applicable) and shall effect such registration to permit the resale of Notes being sold in accordance with the intended method or methods of distribution set forth in the Shelf Registration Statement.

                  (c)   Registration   Procedures.   In   connection   with  any
         Registration Statement and any Prospectus required by this Agreement, the Company and the Guarantors shall:

                           (i) prepare and file with the Commission a Registration Statement on the appropriate form under the
                  Securities Act, which form (x) shall be selected by the Company and (y) shall, in the case of a Shelf Registration Statement, be available for the sale of Notes by the selling Holders thereof and (z) shall comply as to form with the requirements of the Securities Act and the rules and regulations thereunder, and include all financial statements required by the Commission to be filed therewith, and use their best efforts to cause such Registration Statement to become effective and to keep such Registration Statement continuously effective for the period provided for in Section 2, in the case of an Exchange Offer Registration Statement, and for the period provided for in Section 3, in the case of a Shelf Registration Statement;

                           (ii) (A)  prepare and file with the  Commission  such
                  amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in
                  Section 2 or Section 3, as the case may be; and (B) cause each Prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, cause the Prospectus to be filed pursuant to Rule 424 under the Securities Act and to comply in all material respects with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner;

                           (iii) advise the Initial  Purchasers,  each Holder of
                  the Notes included in the Shelf Registration Statement and, with respect to the Exchange Offer Registration Statement, any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer:

                                    (A) when each Registration  Statement or any
                           amendment thereto has been filed with the Commission and when each such Registration Statement or any post-effective amendment thereto has been declared effective;

                                    (B) of any  request  by the  Commission  for
                           amendments or supplements to a Registration Statement or the Prospectus included therein or for additional information;

                                    (C) of the issuance by the Commission of any
                           stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose;

                                    (D) of the  receipt by either of the Company
                           or its legal counsel of any notification with respect to the suspension of the qualification of the Notes or the Registered Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                                    (E) when  the  prospectus  contained  in any
                           Registration Statement may not be used for offers or sales of the Registered Notes because (x) of the existence of any fact or the happening of any event (including any material non-public information) that makes untrue any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading or (y) such prospectus shall not contain the current information required by the Securities Act and the rules and regulations of the Commission or (z) the Company determines that it is advisable to suspend the use of the Prospectus for no more than 15 days, no more than twice in any given twelve month period, due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company; it being understood that any notice delivered pursuant to this subparagraph need not specifically recite the reasons for its delivery, provided that the Company consults with the Representative prior to such notice's delivery as to the reasons underlying such notice;

                           (iv) use their best  efforts to prevent the  issuance
                  of any order of the Commission suspending the effectiveness of a Registration Statement; and if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Notes or the Registered Notes under state securities or "blue sky" laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal of such order at the earliest possible time, and provide prompt notice of the withdrawal of any such order to each Holder of any Notes included in the Shelf Registration Statement, and, with respect to the Exchange Offer Registration Statement, to any Participating Broker-Dealer participating in the Registered Exchange Offer;

                           (v) furnish to the Initial Purchasers,  upon request,
                  and, in the case of a Shelf Registration, to each Holder of any Notes included in the Shelf Registration Statement, and counsel to the Initial Purchasers referred to in Section 5, a reasonable time prior to filing with the Commission, copies of any Registration Statement or any Prospectus included therein and any amendments or supplements thereto (including all documents incorporated by reference prior to the effectiveness of such Registration Statement), which documents, other than documents incorporated by reference, will be subject to the review of such Initial Purchasers for a period of at least five Business Days, and the Company shall use its best efforts to reflect in each such document when so filed with the Commission, such comments as the Representative or such Holders reasonably may propose within five Business Days after the receipt thereof;

                           (vi) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus subsequent to the effectiveness thereof (A) if requested, provide copies of such document to any Holder of any Notes included in such Registration
                  Statement,   to  the   Initial   Purchasers   and   (B)   make
                  representatives of the Company available for discussion of such document and other customary due diligence matters, and
                  (C) use its best efforts to include such information in such document prior to the filing thereof as Holders or the Initial Purchasers may reasonably request;

                           (vii) (A) make available at reasonable times for inspection by the Initial Purchasers and, in the case of a Shelf Registration, Holders of any Notes included in such Registration Statement, and any attorney or accountant retained by such Holder or the Initial Purchasers, or any underwriter participating in any disposition pursuant to a Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and (B) cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Holder, Initial Purchaser, attorney, accountant or underwriter in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness, in each case, as is customary for similar due diligence examinations; provided, however, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated by and on behalf of such Holders, Initial Purchasers and other parties and be limited to a reasonable number of inspections in any 12-month period; it being recognized that any such inspections undertaken in connection with the release of quarterly or annual financial information of the Company or other material event shall be deemed reasonable; (viii) if requested by the Holders of a majority of the principal amount of the Notes included in a Shelf Registration Statement or the Initial Purchasers, (A) promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders or the Initial Purchasers may reasonably request, and to which the Company does not reasonably object, to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Notes, the purchase price being paid therefor and any other terms of the offering of the Notes to be sold in such offering, and (B) make all required filings of any such Prospectus supplement or post-effective amendment as promptly as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                           (ix)  upon the  occurrence  of any  event of the kind
                  described in Section 4(c)(iii)(E) or any other event that would cause such Registration Statement or the Prospectus contained therein not to be effective and usable for resales of Notes or Registered Notes during the period required by this Agreement, promptly (except as contemplated by Section 2(c) or 3(a)(iii)(B) hereof) prepare a post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus and use their best efforts to cause such amendment to be declared effective, or file any other required document so that the Registration Statement and the Prospectus, as thereafter delivered to Holders of the Transfer Restricted Securities or the purchasers of Transfer Restricted Securities, (A) will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) will contain all current information required by the Securities Act. If the Initial Purchasers, the Holders of any Notes or Registered Notes covered by a Registration Statement or any known Participating Broker-Dealer is required by the terms of this Agreement to suspend the use of a Prospectus until the requisite changes to
                  such   Prospectus   have  been   made,   then
                  the period of effectiveness of the applicable Shelf Registration Statement provided for in Section 3 and the Exchange Offer Registration Statement provided for in Section 2 shall each be extended by the number of days during the period from and including the date such notice is required to be given under this Agreement to and including the date when the Initial Purchasers, each selling Holder covered by such Registration Statement, and any known Participating Broker-Dealer shall have received an amended or supplemented Prospectus contemplated by this clause (ix) or shall have received Advice (as defined below) from the Company;

                           (x) in  the  case  of a  Registered  Exchange  Offer,
                  deliver (A) to the Representative one manually signed copy of the Exchange Offer Registration Statement and (B) to each of the other Initial Purchasers at least one copy of the Exchange Offer Registration Statement, in each case without charge and with and any post-effective amendment thereto, including financial statements and schedules, and, if the recipient requests, all exhibits (including those, if any, incorporated by reference);

                           (xi) in the  case  of a  Registered  Exchange  Offer,
                  deliver to the Initial Purchasers, any Participating Broker-Dealer and such other persons required to deliver a Prospectus in connection with the offering and sale of the Registered Notes following the Registered Exchange Offer, without charge, as many copies of the final Prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request, and, in connection therewith, the Company and each of the Guarantors hereby consents, subject to any notice by the Company in accordance with this Section 4(c) of the existence of any fact or event of the kind described in Section 4(c)(iii)(E), to the use of the Prospectus or any amendment or supplement thereto by the Initial Purchasers, if necessary, any Participating Broker-Dealer and such other persons as are required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the Registered Notes covered by the Prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement;

                           (xii) in the case of a Shelf Registration, furnish to
                  the Representative, without charge, one manually signed copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the recipient Holder so requests, all exhibits (including those, if any, incorporated by reference);

                           (xiii) in the case of a Shelf Registration,  deliver,
                  without charge, to the Initial Purchasers and each Holder of the Notes included within the coverage of a Shelf Registration Statement which was declared effective by the Commission as many copies of the Prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request, and, in connection therewith, the Company and each of the Guarantors hereby consents, subject to any notice by the Company in accordance with this Section 4(c) of the existence of any fact or event of the kind described in Section 4(c)(iii)(E), to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of the Notes in connection with the offering and sale of the Notes covered by the Prospectus, or any amendment or supplement thereto, included in such Shelf Registration Statement,

                           (xiv) in the case of a Shelf Registration,  (A) enter
                  into such customary agreements and take all such other actions in connection therewith in order to expedite or facilitate the offering or disposition of the Notes included in the Shelf
                  Registration Statement, including, but not limited to, furnishing to each Initial Purchaser and each Holder of any Notes included in the Shelf Registration Statement, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Shelf Registration Statement:

                                            (1) a certificate, dated the date of
                                    effectiveness  of  the  Shelf   Registration
                                    Statement,  signed by (x) the  president  or
                                    chief  executive  officer of the Company and
                                    (y)  the  chief  financial  officer  or  the
                                    principal financial or accounting officer of
                                    the  Company,  confirming,  as of  the  date
                                    thereof,   that   the   Shelf   Registration
                                    Statement and the related  Prospectus do not
                                    contain any untrue  statement  of a material
                                    fact  or  omit  to  state  a  material  fact
                                    required to be stated  therein or  necessary
                                    to   make   the   statements   therein   not
                                    misleading and as to such other matters as such parties may reasonably request;

                                            (2)  opinions,  dated  the  date  of
                                    effectiveness  of  the  Shelf   Registration
                                    Statement,   of  outside   counsel  for  the
                                    Company,   covering   such  matters  as  are
                                    customarily    included   in   opinions   to
                                    underwriters    in   primary    underwritten
                                    offerings and as are reasonably requested by such parties; and

                                            (3)  a  customary   comfort  letter,
                                    dated as of the date of effectiveness of the
                                    Shelf  Registration   Statement,   from  the
                                    independent  certified public accountants of
                                    the Company,  in customary form and covering
                                    matters of the type  customarily  covered in
                                    comfort    letters   by    underwriters   in
                                    connection    with   primary    underwritten
                                    offerings,  and  addressing,  to the  extent
                                    relevant,  the  matters  set  forth  in  the
                                    comfort   letters   delivered   pursuant  to
                                    Section 6(h) of the Purchase Agreement;

                                    (B) in the case of an underwriting agreement
                           entered into in connection with a Shelf Registration, set forth in full indemnification provisions and procedures substantially in the form of those set forth in Section 7 hereof with respect to all parties required to be indemnified pursuant to such Section 7; and

                                    (C)  deliver   such  other   documents   and
                           certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above.

                           The Company shall be required to make an underwritten
                  offering only upon the request of Holders of at least 20% of the aggregate principal amount of the Registered Notes outstanding at the time such request is delivered to the Company.

                           (xv) prior to any public offering of any Notes pursuant to a Shelf Registration Statement, (A) cooperate with the selling Holders participating in a Shelf Registration, and their respective counsel, in connection with the registration and qualification of the Notes under the securities or "blue sky" laws of such jurisdictions as the selling Holders may request, and (B) do any and all other acts or things necessary or advisable to enable the offering or disposition in such jurisdictions of the Notes, as the case may be, covered by the Shelf Registration Statement; except that in no event shall Company or any Guarantor be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or to take any other action that would subject it to service of process in suits in any jurisdiction other than those arising out of the offering or sale of Notes in such jurisdiction pursuant to such Registration Statement;

                           (xvi) to the extent that any Notes are held in certificated form and are not represented by global certificates, cooperate with the holders of such Notes, in connection with the Registered Exchange Offer, to include an aggregate principal amount of such Notes in a global certificate representing the Registered Notes, and, to the extent that any Notes or Registered Notes are not eligible to be held in book-entry form, prepare and deliver Notes or Registered Notes in certificated form as the Holders may request; provided, in either case, that the Company and the Guarantors will cooperate with participating Broker Dealers (in the case of a Registered Exchange Offer) and any Holders selling Notes pursuant to a Shelf Registration Statement, to facilitate the timely delivery of such certificates (whether in book-entry or certificated form as provided above) representing such Registered Notes or Notes, as the case may be, to be sold which do not bear any restrictive legends (other than any customary legend required by the applicable depository or any legend that would be required by a Note or Registered Note held by an affiliate of the Company);

                           (xvii) use their  best  efforts to cause the Notes or
                  Registered Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities (except as may be required solely as consequence of a Holder's business) as may be necessary to enable the Consummation of the Registered Exchange Offer or, in the case of a Shelf Registration, as may be applicable to the Company with respect to filing and having declared effective the Shelf Registration Statement;

                           (xviii)  obtain  appropriate  CUSIP  numbers for each
                  series of Registered Notes not later than the effective date of the Registration Statement and provide the Trustee with printed certificates for the Notes or Registered Notes, as the case may be, in a form eligible for deposit with The
                  Depository Trust Company, or with Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear") and Cedel Bank, Societe Anonyme ("CEDEL");

                           (xix) otherwise use their best efforts to comply with
                  all applicable rules and regulations of the Commission, and make generally available to its security holders, no later than 45 days after the end of any fiscal quarter (or 90 days after the end of any fiscal year), a consolidated earnings statement (which need not be audited) satisfying the requirements of Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 under the Securities Act) for a period of at least twelve months beginning after the effective date of a Registration Statement; and

                           (xx) cause the  Indenture to be  qualified  under the
                  TIA not later than the effective date of the first Registration Statement required to be filed by this Agreement, and, in connection therewith: (A) cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and (B) execute, and use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

                  Each Initial Purchaser, each Holder of Notes included in a Shelf Registration Statement and each Participating Broker-Dealer using the prospectus included in the Exchange Offer Registration Statement for the resale of Registered Notes, by its acquisition of a Note or a Registered Note, agrees that, upon receipt of any notice from the Company of the existence of any fact or event of the kind described in Section 4(c)(iii)(E), such Initial Purchaser, Holder or Participating Broker-Dealer will forthwith discontinue disposition of the Notes or the Registered Notes, as applicable, and suspend the use of the Prospectus until such Initial Purchaser, Holder or Participating Broker-Dealer has received copies of a supplemented or amended Prospectus as contemplated by
Section 4(c)(ix), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each such Initial Purchaser, each such selling Holder of Notes or each such Participating Broker-Dealer, as the case may be, will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such Holder's, Initial Purchaser's or Participating Broker-Dealer's possession, of the Prospectus covering such Notes or Registered Notes, as applicable, that was current at the time of receipt of such notice.

Section 5.        Hold-Back Agreements.

                  The Company agrees, without the prior written consent of the Representative, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or any Guarantor or warrants to purchase debt securities of the Company or any Guarantor substantially similar to the Notes (other than (i) the Notes, (ii) the Registered Notes, (iii) the Guarantees (as defined in the Purchase Agreement), (iv) the Registered Guarantees (as defined in the Purchase Agreement) and (v) commercial paper issued in the ordinary course of business), from the date of this Agreement through the earlier of (i) 45 calendar days after the Consummation of the Registered Exchange Offer and
(ii) 210 calendar days after the Issue Date.

Section 6.        Registration Expenses.

                  All expenses incident to the Company's performance of or compliance with its obligations under Sections 2, 3 and 4 of this Agreement will be borne by the Company regardless of whether a Registration Statement becomes effective, and, in the case of a Shelf Registration Statement, the Company will reimburse the Holders covered thereby for the reasonable fees and disbursements of one counsel designated by the Holders of a majority of the principal amount of the Notes or Registered Notes included in any such Registration Statement to act as counsel for the Holders in connection therewith.

Section 7.        Indemnification and Contribution.

                  (a) In connection with any Registration Statement, the Company and each of the Guarantors, jointly and severally, agrees to indemnify and hold harmless (i) each Initial Purchaser, each Participating Broker-Dealer and each Holder of Notes to be included in such Registration Statement, (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such Initial Purchaser, Participating Broker-Dealer or Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any such Initial Purchaser, Participating Broker-Dealer or Holder or controlling person (any person referred to in clause (i),
         (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder") from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and, subject to Section 6(c), any and all amounts paid in settlement of any claim or litigation), joint or several, to which any such Indemnified Holder may become subject under the Securities Act, the Exchange Act or otherwise (collectively, "Losses"), insofar as such Losses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent, but only to the extent, that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Registration Statement or Prospectus contained therein made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Holder expressly for use therein. This indemnity obligation will be in addition to any liability which the Company and the Guarantors may otherwise have to such Indemnified Holder, including under this Agreement.

                  (b) The Company hereby also agrees that in connection with any underwritten offering of Transfer Restricted Securities pursuant to
         Section 3, the Company and each of the Guarantors, jointly and severally, will also indemnify any underwriters, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers, directors, employees, agents, advisors and representatives, and each controlling person thereof, substantially to the same extent as provided in Section 6(a) with respect to the indemnification of each Initial Purchaser and Holder of Transfer Restricted Securities (and such Persons will indemnify the Company and the Guarantors and each controlling person thereof to the same extent as provided in Section 6(c)).

                  (c) Each Indemnified Holder will, severally and not jointly, indemnify and hold harmless the Company and the Guarantors and any person controlling the Company and the Guarantors (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), each Initial Purchaser and the other selling Holders, and their respective officers, directors, partners, employees, representatives and agents, and any controlling person thereof, against any Losses to which the Company, any Guarantor any Initial Purchaser or other selling Holder, or any such officer, director, partner, employee, representative, agent or controlling persons thereof, may become subject under the Securities Act, the Exchange Act or otherwise, from and against any Losses insofar as such Losses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus contained therein or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use therein, and shall reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such Loss as such expenses are incurred.

                  (d) Promptly after receipt by an indemnified party under subsection (a) or (c) of this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6). In case any such action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in the defense of such action, and to the extent such indemnifying party may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (a) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (b) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (c) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel and one additional local counsel for each relevant jurisdiction). Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent (which consent may not be unreasonably withheld).

                  (e)  If  the  foregoing   indemnification  is  unavailable  or
         insufficient to an indemnified party for any reason in respect to any Losses or reimbursable expenses referred to therein, then in lieu of indemnification, each indemnifying party shall contribute to the amount paid or payable, including expenses, by such indemnified party in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or Registered Notes, as the case may be, or, if such allocation is not permitted by applicable law, then in such proportion as is appropriate to reflect not only the relative benefits received (or anticipated to be received) but also the relative fault of each of the parties in connection with the statements or omissions or alleged statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, (i) whether any losses, claims, damages or liabilities relate to information supplied by the Company or such Holder of Notes or such other indemnified person, as the case may be, (ii) the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and (iii) any other equitable considerations appropriate in the circumstances. The Company, the Guarantors and each indemnified party agrees that it would not be just and equitable if the amount of such contribution were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (e). Notwithstanding any other provision of this paragraph (e), the Holders of the Notes shall not be obligated to make contributions hereunder in any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Notes exceeds the amount of damages which such Holders have otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of
         Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Holders to contribute pursuant to this Section 7(e) are several in proportion to the respective principal amount of Notes held by each of the Holders hereunder and not joint. For purposes of this Section 7(e), each director, officer, employee and agent of any indemnified party and each person, if any, who controls such indemnified party (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) shall have the same rights to contribution as such indemnified party and each director and officer of the Company, and each person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) shall have the same rights to contribution as the Company.

                  (f) The foregoing provisions are in addition to any rights that an indemnified party may have at common law or otherwise. The agreements contained in this Section 7 shall survive the sale of the Notes or the Registered Notes pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

Section 8.        Liquidated Damages.

                  The Company, the Guarantors and the Initial Purchasers agree that the Holders of Transfer Restricted Securities will suffer damages if the Company and the Guarantors fail to fulfill their obligations under this Agreement and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, in the event that, for any reason whatsoever, (i) the Company has not filed the Exchange Offer Registration Statement with the Commission on or prior to the 75th calendar day following the Issue Date, (ii) such Exchange Offer Registration Statement has not been declared effective by the Commission on or prior to the 180th calendar day following the Issue Date, (iii) the Registered Exchange Offer has not been Consummated on or prior to the 30th calendar day (or longer if required by applicable law) following the date on which the Exchange Offer Registration Statement is declared effective by the Commission or (iv) any Registration Statement required by the terms of this Agreement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted herein) without being succeeded immediately by an additional Registration Statement filed and declared effective (any such event referred to in clauses (i) through (iv), a "Registration Default"), then the per annum interest rate borne by the Notes (and, if applicable, the Registered Notes) will increase with respect to the first 90-day period immediately following the occurrence of such Registration Default by 0.25% per annum over the rate stated on the face of the Notes (and, if applicable, the Registered Notes), as liquidated damages and not as a penalty, commencing on the date of the occurrence of a Registration Default, and will increase by an additional 0.25% per annum, as liquidated damages and not as a penalty, with respect to each subsequent 90-day period (the aggregate of such interest rate increases being the "Interest Rate Increase"); provided, however, (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (ii) above), (3) upon the Consummation of the Registered Exchange Offer (in the case of clause (iii) above), or (4) at such time as the Registration Statement that has ceased to remain effective again becomes effective, Liquidated Damages shall cease to accrue as a result of the Registration Default. Notwithstanding the foregoing, at no time shall the maximum interest rate borne by the Notes exceed 10 1/4%, which rate is two percentage points greater than the per annum interest rate borne by the Notes on the Issue Date. At such time as no Registration Default is continuing, the interest rate borne by the Notes (and, if applicable, the Registered Notes) shall be reduced by the amount of the Interest Rate Increase and such additional interest will cease to accrue. In the event of any Interest Rate Increase, the Company will provide notice to the Trustee of such Interest Rate Increase, and will cause the Trustee to provide appropriate notice thereof to the Holders of the Notes (or, if applicable, the Registered Notes).

Section 9.        Rule 144.

                  The Company agrees that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act), and shall take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Transfer Restricted Securities in connection with the Holder's sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 10.       Miscellaneous.

                  (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of Transfer Restricted Securities; provided that the provisions of Section 7 of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions thereof may not be given, unless the Company has obtained the written consent of each Indemnified Holder adversely affected thereby.

                  (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), or courier guaranteeing overnight delivery:

                           (i) if to a Holder,  at the  address set forth on the
                  records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                           (ii) if to the Representative,  the Company or any of
                  the Guarantors, at their respective addresses set forth in the Purchase Agreement.

                           All such notices and  communications  shall be deemed
                  to have been duly given:  at the time  delivered  by hand,  if personally delivered; three Business Days after being deposited in the mail, postage prepaid, if mailed; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                           Copies  of  all  such   notices.   demands  or  other
                  communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f)  Headings.   The  headings  in  this   Agreement  are  for
         convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND TO BE FULLY PERFORMED IN SUCH STATE AND WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

                  (h) Agent for Service; Submission to Jurisdiction. (i) Each of the Company and the Guarantors:

                           (x) irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement or any other document delivered hereunder;

                           (y) irrevocably  agrees that all claims in respect of
                  any such action or proceeding may be heard and determined in such New York State court or in such federal court; and

                           (z) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consents, to the fullest extent permitted by law, to service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company or any of the Guarantors at its address as provided in Section 10(c) of this Agreement, such service to become effective five days after such mailing;

                           (ii) Nothing in this  Section  shall affect the right
                  of any person to serve legal process in any other manner permitted by law or affect the right of any person to bring any action or proceeding against the Company or any Guarantor or their properties in the courts of other jurisdictions.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions contained herein shall not, to the fullest extent permitted by law, be affected or impaired thereby.

                  (j) Third Party Beneficiaries. Holders of the Notes and Registered Notes and each Indemnified Holder are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such persons.

                  (k) Entire Agreement. This Agreement, together with the other transaction documents described in the Purchase Agreement, is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises. warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                           Very truly yours,

                           IRON MOUNTAIN INCORPORATED


                           By:   /S/  C. Richard Reese
                                 Name:   C. Richard Reese
                                 Title:  Chairman and Chief Executive Officer






                           Iron Mountain Records Management, Inc., Criterion Atlantic Property, Inc., HIMSCORP of San Diego, Inc., Iron Mountain Consulting Services, Inc., Iron Mountain of Maryland LLC, Iron Mountain Records
                           Management of Ohio, Inc., Iron Mountain Records Management of Michigan, Inc., Iron Mountain Records Management of San Antonio, Inc., Iron Mountain Records Management of San Antonio-FP, Inc., Iron Mountain/Safesite, Inc., IM-AEI Acquisition Corp., IM Billerica, Inc., Arcus Data Security, Inc., Iron
                           Mountain/National Underground Storage, Inc., Iron Mountain Safe Deposit Corporation, HIMSCORP of Philadelphia, Inc., HIMSCORP of Pittsburgh, Inc., HIMSCORP of New Orleans, Inc., HIMSCORP of Los Angeles, Inc., HIMSCORP of Cleveland, Inc., HIMSCORP of Portland, Inc., HIMSCORP of Detroit, Inc., HIMSCORP of Houston, Inc., Recordkeepers, Inc., Arcus Data Security LLC, DSI Technology Escrow Services, Inc., Iron Mountain Records Management of Utah, Inc. and Arcus Staffing Resources, Inc.



                           By:   /S/  C. Richard Reese
                                 Name:   C. Richard Reese
                                 Title:  Chairman and Chief Executive Officer

Accepted as of the date first above written:


BEAR, STEARNS & CO. INC.


By:   /S/ Daniel A. Celentano
      Name:  Daniel A. Celentano
      Title: Senior Managing Director


CHASE SECURITIES INC.


By:   /S/ David Fass
      Name:  David Fass
      Title: Managing Director


BNY CAPITAL MARKETS, INC.


By:   /S/ Bennett Leichman
      Name:  Bennett Leichman
      Title: Vice President


FLEET SECURITIES, INC.


By:   /S/  Scott Vallar
      Name:  Scott Vallar
      Title: Managing Director


PRUDENTIAL SECURITIES INCORPORATED


By:   /S/ John E. Stuart
      Name:  John E. Stuart
      Title: Managing Director


SCOTIA CAPITAL MARKETS (USA) INC.


By:   /S/  Ted Price
      Name:  Ted Price
      Title: CEO